EXHIBIT 23.1








                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 2001 appearing in OnLine Power Supply, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 2000.






                                       /s/Ehrhardt Keefe Steiner & Hottman PC

                                          Ehrhardt Keefe Steiner & Hottman PC


May 7, 2001
Denver, Colorado


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